UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2022

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Cigna Corporation (“Cigna,” the “Company,” “we,” or “our”) entered into a definitive agreement in October 2021 to sell its life, accident and supplemental benefits businesses in seven countries to Chubb INA Holdings, Inc. (“Chubb”) for $5.75 billion cash (the “Chubb Transaction”). Subject to applicable regulatory approvals and customary closing conditions, we expect to complete this transaction during 2022. In connection with the pending Chubb Transaction, we revised our business reporting structure. As such, we adjusted our segment reporting effective in the fourth quarter of 2021 so that the results previously reported in the International Markets segment are now reported as follows:

•	The businesses to be retained by Cigna are now reported in the newly created International Health operating segment that will be aggregated with our existing U.S. Commercial and U.S. Government operating segments in the renamed Cigna Healthcare reporting segment (previously named U.S. Medical).
•	The businesses to be sold pursuant to the Chubb Transaction are now reported in Other Operations.

Prior period results for the new Cigna Healthcare reporting segment and Corporate and Other Operations for the first three quarters and nine months ended September 30, 2021, each of the four quarters and full year ended December 31, 2020 and the full year ended December 31, 2019 are presented on the historic and new segment basis in the following tables. Information relating to the Evernorth segment for such periods is unchanged and accordingly not presented. Cigna intends to report its results for the fourth quarter and full year ended December 31, 2021, as well as its results for future periods, utilizing the new segment basis.

Cigna’s segments effective in the fourth quarter of 2021 are:

Evernorth includes a broad range of coordinated and point solution health services and capabilities, as well as those from partners across the health care system, in pharmacy solutions, benefits management solutions, care solutions and intelligence solutions, which are provided to health plans, employers, government organizations and health care providers.

Cigna Healthcare includes Cigna’s U.S. Commercial, U.S. Government and International Health operating segments that provide comprehensive medical and coordinated solutions to clients and customers. U.S. Commercial products and services include medical, pharmacy, behavioral health, dental, vision, health advocacy programs and other products and services for insured and self-insured clients. U.S. Government solutions include Medicare Advantage, Medicare Supplement and Medicare Part D plans for seniors, and individual health insurance plans both on and off the public exchanges. International Health solutions include health care coverage in our international markets, as well as health care benefits for globally mobile individuals and employees of multinational organizations. The Cigna Healthcare segment is comprised of the previously named U.S. Medical segment and the businesses to be retained from the previously named International Markets segment.

Other Operations contains the remainder of our business operations, consisting of the following:

•	Ongoing business:

•	Corporate-Owned Life Insurance offers permanent insurance contracts sold to corporations to provide coverage on the lives of certain employees for the purpose of financing employer-paid future benefit obligations.

•	Exiting businesses:

•	International Life, Accident and Supplemental Benefits Businesses in seven countries to be sold pursuant to the Chubb Transaction.

•	Group Disability and Life. Prior to the sale of the U.S. Group Disability and Life business on December 31, 2020, this operating segment provided group long-term and short-term disability, group life, accident, voluntary and specialty insurance products and related services.

•	Run-off businesses:

•	Reinsurance: predominantly comprised of guaranteed minimum death benefit and guaranteed minimum income benefit business effectively exited through reinsurance with Berkshire Hathaway Life Insurance Company of Nebraska in 2013.

•	Settlement Annuity business in run-off.

•	Individual Life Insurance and Annuity and Retirement Benefits Businesses: comprised of deferred gains from the sales of these businesses.

Prior to the sale of U.S. Group Disability and Life, Other Operations was named Group Disability and Other.

2

Corporate reflects amounts not allocated to operating segments, including net interest expense (defined as interest on corporate debt less net investment income on investments not supporting segment and other operations), certain litigation matters, expense associated with our frozen pension plans, charitable contributions, severance, certain overhead and enterprise wide project costs and intersegment eliminations for products and services sold between segments.

Cigna's Investor Relations Department will be hosting a conference call this morning, January 24, 2022, beginning at 9:00 a.m. ET to describe the segment reporting changes and answer questions on this topic. The call-in numbers are as follows:

Live Call:	Toll Free Dial-In Number:	1-888-566-1253
	Toll Dial-In Number:	1-773-799-3825
	Participant Passcode:	1242022

Replay:	Toll Free Dial-In Number:	1-800-934-9450
	Toll Dial-In Number:	1-203-369-3854

It is strongly suggested you dial in to the conference call by 8:45 a.m. ET. The operator will periodically provide instructions regarding the call.

3

The information included in this Current Report on Form 8-K (the “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Report and oral statements made with respect to information contained within this Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients, including in light of the challenges presented by the COVID-19 pandemic; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions, including the sale of our international life, accident and supplemental benefits businesses; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

4

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our strategic and operational initiatives; our ability to adapt to changes in an evolving and rapidly changing industry; the scale, scope and duration of the COVID-19 pandemic and its potential impact on our business, operating results, cash flows or financial condition; our ability to compete effectively, differentiate our products and services from those of our competitors and maintain or increase market share; price competition and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with physicians, hospitals, other health service providers and with producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations; risks related to strategic transactions and realization of the expected benefits of such transactions, including with respect to the sale of our international life, accident and supplemental benefits businesses, as well as integration difficulties or underperformance relative to expectations; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits, investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, stock market or interest rate declines, risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; unfavorable industry, economic or political conditions; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-K, 10-Q and 8-K available on the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

BASIS OF PRESENTATION

All dollar amounts are in millions, unless otherwise noted.

Cigna measures its financial results on a consolidated basis using adjusted income from operations and adjusted revenues. Adjusted income from operations and adjusted revenues on a consolidated basis are not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measures which are shareholders’ net income and total revenues. Cigna also uses adjusted income (loss) from operations to measure the results of its segments, however the segment metric is determined before income taxes.

Adjusted income (loss) from operations is a principal financial measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income. The Company defines adjusted income from operations as shareholders’ net income (or income before income taxes for the segment metric) excluding net realized investment results, amortization of acquired intangible assets, earnings contributions from transitioning pharmacy benefit manager clients, Anthem, Inc. and Coventry Health Care, Inc. (“the transitioning clients”) and special items. Cigna’s share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.

Adjusted revenues is used by Cigna’s management because it permits analysis of trends in underlying revenue. The Company defines adjusted revenues as total revenues excluding the following adjustments: revenue contributions from transitioning clients, special items and Cigna’s share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. We exclude these items from this measure because management believes they are not indicative of past or future underlying performance of the business. Adjusted revenues is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues.

As of December 31, 2019, the transition of customers was substantially complete; therefore, beginning in 2020, we no longer exclude results of transitioning clients from adjusted revenues and adjusted income from operations.

Corporate and Other Operations in this Report combines the results reported as “Corporate” and “Other Operations.”

5

Cigna Corporation

Consolidating Statement of Income - Restated Segment Basis

Nine Months Ended September 30, 2021

(unaudited)

(in millions)	Evernorth	Cigna Healthcare	Corporate and Other Operations	Cigna Total
Revenues
Pharmacy revenues	$92,411	$—	$(3,326)	$89,085
Premiums	—	28,231	2,581	30,812
Fees and other revenues	4,403	4,423	(1,502)	7,324
Net investment income	12	772	385	1,169
Total revenues	96,826	33,426	(1,862)	128,390
Benefits and expenses
Pharmacy and other service costs	90,747	—	(4,441)	86,306
Medical costs and other benefit expenses	—	23,420	1,399	24,819
Selling, general and administrative expenses excluding special items	1,873	6,888	576	9,337
Amortization of acquired intangible assets	1,449	36	14	1,499
Special items	—	—	31	31
Total benefits and expenses	94,069	30,344	(2,421)	121,992
Income from operations	2,757	3,082	559	6,398
Interest expense and other	(1)	9	(923)	(915)
Debt extinguishment costs	—	—	(141)	(141)
Net realized investment gains (losses)	(4)	175	(43)	128
Income (loss) before income taxes	$2,752	$3,266	$(548)	5,470
Total income taxes				1,188
Net income				4,282
Less: Net income attributable to noncontrolling interests				33
Shareholders' net income				4,249
After-tax adjustments to reconcile adjusted income from operations
Net realized investment (gains) losses (1)				(99)
Amortization of acquired intangible assets				1,168
Special items
Debt extinguishment costs				110
Integration and transaction-related (benefits) costs				1
(Benefits) charges associated with litigation matters				(21)
Adjusted income from operations				$5,408

Reconciliation of total revenues to adjusted revenues
Total revenues	$96,826	$33,426	$(1,862)	$128,390
Net realized investment results from certain equity method investments	—	12	—	12
Adjusted revenues	$96,826	$33,438	$(1,862)	$128,402

(1) Includes the Company's share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting.

6

Cigna Corporation

Consolidating Statement of Income - Restated Segment Basis

Year Ended December 31, 2020

(unaudited)

(in millions)	Evernorth	Cigna Healthcare	Corporate and Other Operations	Cigna Total
Revenues
Pharmacy revenues	$111,674	$—	$(3,905)	$107,769
Premiums	—	35,069	7,558	42,627
Fees and other revenues	4,628	5,723	(1,590)	8,761
Net investment income	32	473	739	1,244
Total revenues	116,334	41,265	2,802	160,401
Benefits and expenses
Pharmacy and other service costs	108,537	—	(5,053)	103,484
Medical costs and other benefit expenses	—	27,469	5,241	32,710
Selling, general and administrative expenses excluding special items	2,211	9,647	1,732	13,590
Amortization of acquired intangible assets	1,917	44	21	1,982
Special items	—	(101)	583	482
Total benefits and expenses	112,665	37,059	2,524	152,248
Income from operations	3,669	4,206	278	8,153
Interest expense and other	(2)	13	(1,449)	(1,438)
Debt extinguishment costs	—	—	(199)	(199)
Gain (loss) on sale of business	—	—	4,203	4,203
Net realized investment gains (losses)	17	72	60	149
Income before income taxes	$3,684	$4,291	$2,893	$10,868
Total income taxes				2,379
Net income				8,489
Less: Net income attributable to noncontrolling interests				31
Shareholders' net income				8,458
After-tax adjustments to reconcile adjusted income from operations
Net realized investment (gains) losses (1)				(244)
Amortization of acquired intangible assets				1,431
Special items
Debt extinguishment costs				151
Integration and transaction-related (benefits) costs				404
(Benefits) charges associated with litigation matters				19
Charge for organizational efficiency plan				24
Risk corridors recovery				(76)
Contractual adjustment for a former client				(155)
(Gain) on sale of business				(3,217)
Adjusted income from operations				$6,795

Reconciliation of total revenues to adjusted revenues
Total revenues	$116,334	$41,265	$2,802	$160,401
Net realized investment results from certain equity method investments	—	(130)	—	(130)
Special item related to contractual adjustment for a former client	(204)	—	—	(204)
Adjusted revenues	$116,130	$41,135	$2,802	160,067

(1) Includes the Company's share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting.

7

Cigna Corporation

Consolidating Statement of Income - Restated Segment Basis

Year Ended December 31, 2019

(unaudited)

(in millions)	Evernorth	Cigna Healthcare	Corporate and Other Operations	Cigna Total
Revenues
Pharmacy revenues	$105,556	$—	$(2,457)	$103,099
Premiums	—	32,471	7,243	39,714
Fees and other revenues	4,178	6,152	(967)	9,363
Net investment income	60	510	820	1,390
Total revenues	109,794	39,133	4,639	153,566
Benefits and expenses
Pharmacy and other service costs	100,886	—	(3,218)	97,668
Medical costs and other benefit expenses	—	25,972	4,847	30,819
Selling, general and administrative expenses excluding special items	2,084	9,152	2,007	13,243
Amortization of acquired intangible assets	2,839	81	29	2,949
Special items	—	(30)	840	810
Total benefits and expenses	105,809	35,175	4,505	145,489
Income from operations	3,985	3,958	134	8,077
Interest expense and other	(2)	(2)	(1,678)	(1,682)
Debt extinguishment costs	—	—	(2)	(2)
Net realized investment gains (losses)	—	115	62	177
Income (loss) before income taxes	$3,983	$4,071	$(1,484)	$6,570
Total income taxes				1,450
Net income				5,120
Less: Net income attributable to noncontrolling interests				16
Shareholders' net income				5,104
After-tax adjustments to reconcile adjusted income from operations
Adjustment for transitioning clients				(1,316)
Net realized investment (gains) losses (1)				(190)
Amortization of acquired intangible assets				2,248
Special items
Integration and transaction-related (benefits) costs				427
(Benefits) charges associated with litigation matters				41
Charge for organizational efficiency plan				162
Adjusted income from operations				$6,476

Reconciliation of total revenues to adjusted revenues
Total revenues	$109,794	$39,133	$4,639	$153,566
Revenue contributions from transitioning clients	(13,347)	—	—	(13,347)
Net realized investment results from certain equity method investments	—	(44)	—	(44)
Adjusted revenues	$96,447	$39,089	$4,639	$140,175

(1) Includes the Company's share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting.

8

Cigna Corporation

Restated Segment Results - Cigna Healthcare

Third Quarter and Nine Months Ended September 30, 2021

(unaudited)

	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021

(in millions)	U.S. Medical as Previously Reported	Cigna Healthcare as Restated	U.S. Medical as Previously Reported	Cigna Healthcare as Restated
Revenues
Premiums	$8,771	$9,417	$26,311	$28,231
Fees and other revenues	1,404	1,450	4,260	4,423
Net investment income	322	333	744	772
Total revenues	10,497	11,200	31,315	33,426
Benefits and expenses
Medical costs	7,399	7,859	22,068	23,420
Selling, general and administrative expenses excluding special items	2,110	2,319	6,255	6,888
Amortization of acquired intangible assets	6	10	20	36
Total benefits and expenses	9,515	10,188	28,343	30,344
Income from operations	982	1,012	2,972	3,082
Interest expense and other	—	3	—	9
Net realized investment gains (losses)	93	95	172	175
Income before income taxes	1,075	1,110	3,144	3,266

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(1)	—	(2)
Net realized investment (gains) losses (1)	(93)	(73)	(172)	(163)
Amortization of acquired intangible assets	6	10	20	36
Pre-tax adjusted income from operations	$988	$1,046	$2,992	$3,137

Reconciliation of total revenues to adjusted revenues
Total revenues	$10,497	$11,200	$31,315	$33,426
Net realized investment results from certain equity method investments	—	22	—	12
Adjusted revenues	$10,497	$11,222	$31,315	$33,438

(1) Includes the Company's share of certain realized investment results of its joint ventures reported using the equity method of accounting.

9

Cigna Corporation

Restated Segment Results - Cigna Healthcare

First and Second Quarters of 2021

(unaudited)

	Three Months Ended March 31, 2021		Three Months Ended June 30, 2021

(in millions)	U.S. Medical as Previously Reported	Cigna Healthcare as Restated	U.S. Medical as Previously Reported	Cigna Healthcare as Restated
Revenues
Premiums	$8,707	$9,348	$8,833	$9,466
Fees and other revenues	1,405	1,446	1,451	1,527
Net investment income	250	259	172	180
Total revenues	10,362	11,053	10,456	11,173
Benefits and expenses
Medical costs	7,125	7,567	7,544	7,994
Selling, general and administrative expenses excluding special items	2,250	2,460	1,895	2,109
Amortization of acquired intangible assets	8	14	6	12
Total benefits and expenses	9,383	10,041	9,445	10,115
Income from operations	979	1,012	1,011	1,058
Interest expense and other	—	3	—	3
Net realized investment gains (losses)	30	30	49	50
Income before income taxes	1,009	1,045	1,060	1,111

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(1)	—	—
Net realized investment (gains) losses (1)	(30)	(16)	(49)	(74)
Amortization of acquired intangible assets	8	14	6	12
Pre-tax adjusted income from operations	$987	$1,042	$1,017	$1,049

Reconciliation of total revenues to adjusted revenues
Total revenues	$10,362	$11,053	$10,456	$11,173
Net realized investment results from certain equity method investments	—	14	—	(24)
Adjusted revenues	$10,362	$11,067	$10,456	$11,149

(1) Includes the Company's share of certain realized investment results of its joint ventures reported using the equity method of accounting.

10

Cigna Corporation

Restated Segment Results - Cigna Healthcare

Third and Fourth Quarters of 2020

(unaudited)

	Three Months Ended September 30, 2020		Three Months Ended December 31, 2020

(in millions)	U.S. Medical as Previously Reported	Cigna Healthcare as Restated	U.S. Medical as Previously Reported	Cigna Healthcare as Restated
Revenues
Premiums	$8,196	$8,801	$8,169	$8,799
Fees and other revenues	1,329	1,401	1,388	1,483
Net investment income	104	110	168	174
Total revenues	9,629	10,312	9,725	10,456
Benefits and expenses
Medical costs	6,769	7,172	7,008	7,460
Selling, general and administrative expenses excluding special items	2,103	2,312	2,389	2,671
Amortization of acquired intangible assets	6	11	6	11
Special items	(101)	(101)	—	—
Total benefits and expenses	8,777	9,394	9,403	10,142
Income from operations	852	918	322	314
Interest expense and other	—	3	—	4
Net realized investment gains (losses)	(6)	(10)	105	106
Income before income taxes	846	911	427	424

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	—	—	(1)
Net realized investment (gains) losses (1)	6	(27)	(105)	(149)
Amortization of acquired intangible assets	6	11	6	11
Special items	(101)	(101)	—	—
Pre-tax adjusted income from operations	$757	$794	$328	$285

Reconciliation of total revenues to adjusted revenues
Total revenues	$9,629	$10,312	$9,725	$10,456
Net realized investment results from certain equity method investments	—	(37)	—	(43)
Adjusted revenues	$9,629	$10,275	$9,725	$10,413

(1) Includes the Company's share of certain realized investment results of its joint ventures reported using the equity method of accounting.

11

Cigna Corporation

Restated Segment Results - Cigna Healthcare

First and Second Quarters of 2020

(unaudited)

	Three Months Ended March 31, 2020		Three Months Ended June 30, 2020

(in millions)	U.S. Medical as Previously Reported	Cigna Healthcare as Restated	U.S. Medical as Previously Reported	Cigna Healthcare as Restated
Revenues
Premiums	$8,320	$8,949	$7,912	$8,520
Fees and other revenues	1,414	1,448	1,276	1,391
Net investment income	126	133	49	56
Total revenues	9,860	10,530	9,237	9,967
Benefits and expenses
Medical costs	6,514	6,942	5,580	5,895
Selling, general and administrative expenses excluding special items	2,147	2,331	2,134	2,333
Amortization of acquired intangible assets	11	14	6	8
Total benefits and expenses	8,672	9,287	7,720	8,236
Income from operations	1,188	1,243	1,517	1,731
Interest expense and other	—	2	—	4
Net realized investment gains (losses)	(48)	(51)	26	27
Income before income taxes	1,140	1,194	1,543	1,762

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Net realized investment (gains) losses (1)	48	61	(26)	(87)
Amortization of acquired intangible assets	11	14	6	8
Pre-tax adjusted income from operations	$1,199	$1,269	$1,523	$1,683

Reconciliation of total revenues to adjusted revenues
Total revenues	$9,860	$10,530	$9,237	$9,967
Net realized investment results from certain equity method investments	—	10	—	(60)
Adjusted revenues	$9,860	$10,540	$9,237	$9,907

(1) Includes the Company's share of certain realized investment results of its joint ventures reported using the equity method of accounting.

12

Cigna Corporation

Restated Segment Results - Cigna Healthcare

Years Ended December 31, 2020 and 2019

(unaudited)

	Year Ended December 31, 2020		Year Ended December 31, 2019

(in millions)	U.S. Medical as Previously Reported	Cigna Healthcare as Restated	U.S. Medical as Previously Reported	Cigna Healthcare as Restated
Revenues
Premiums	$32,597	$35,069	$30,089	$32,471
Fees and other revenues	5,407	5,723	5,952	6,152
Net investment income	447	473	478	510
Total revenues	38,451	41,265	36,519	39,133
Benefits and expenses
Medical costs	25,871	27,469	24,319	25,972
Selling, general and administrative expenses excluding special items	8,773	9,647	8,369	9,152
Amortization of acquired intangible assets	29	44	69	81
Special items	(101)	(101)	(30)	(30)
Total benefits and expenses	34,572	37,059	32,727	35,175
Income from operations	3,879	4,206	3,792	3,958
Interest expense and other	—	13	—	(2)
Net realized investment gains (losses)	77	72	112	115
Income before income taxes	3,956	4,291	3,904	4,071

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(1)	—	—
Net realized investment (gains) losses (1)	(77)	(202)	(112)	(159)
Amortization of acquired intangible assets	29	44	69	81
Special items	(101)	(101)	(30)	(30)
Pre-tax adjusted income from operations	$3,807	$4,031	$3,831	$3,963

Reconciliation of total revenues to adjusted revenues
Total revenues	$38,451	$41,265	$36,519	$39,133
Net realized investment results from certain equity method investments	—	(130)	—	(44)
Adjusted revenues	$38,451	$41,135	$36,519	$39,089

(1) Includes the Company's share of certain realized investment results of its joint ventures reported using the equity method of accounting.

13

Cigna Corporation

Restated Segment Results - Corporate and Other Operations

Third Quarter and Nine Months Ended September 30, 2021

(unaudited)

	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021
(in millions)	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated
Revenues
Total revenues and eliminations	$(1,389)	$(526)	$(4,457)	$(1,862)
Expenses
Total expenses and eliminations excluding special items	(1,420)	(747)	(4,444)	(2,452)
Special items	13	13	31	31
Total expenses and eliminations	(1,407)	(734)	(4,413)	(2,421)
Income (loss) from operations	18	208	(44)	559
Interest expense and other	(306)	(306)	(923)	(923)
Debt extinguishment costs	—	—	(141)	(141)
Net realized investment gains (losses)	(1)	(27)	(3)	(43)
Loss before income taxes	(289)	(125)	(1,111)	(548)

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(5)	—	(16)
Net realized investment (gains) losses	1	27	3	43
Amortization of acquired intangible assets	—	7	—	14
Special items	13	13	172	172
Pre-tax adjusted loss from operations	$(275)	$(83)	$(936)	$(335)

14

Cigna Corporation

Restated Segment Results - Corporate and Other Operations

First and Second Quarters of 2021

(unaudited)

	Three Months Ended March 31, 2021		Three Months Ended June 30, 2021
(in millions)	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated
Revenues
Total revenues and eliminations	$(1,569)	$(702)	$(1,499)	$(634)
Expenses
Total expenses and eliminations excluding special items	(1,556)	(898)	(1,468)	(807)
Special items	2	2	16	16
Total expenses and eliminations	(1,554)	(896)	(1,452)	(791)
Income (loss) from operations	(15)	194	(47)	157
Interest expense and other	(317)	(317)	(300)	(300)
Debt extinguishment costs	(131)	(131)	(10)	(10)
Net realized investment gains (losses)	(8)	(27)	6	11
Loss before income taxes	(471)	(281)	(351)	(142)

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(6)	—	(5)
Net realized investment (gains) losses	8	27	(6)	(11)
Amortization of acquired intangible assets	—	4	—	3
Special items	133	133	26	26
Pre-tax adjusted loss from operations	$(330)	$(123)	$(331)	$(129)

15

Cigna Corporation

Restated Segment Results - Corporate and Other Operations

Third and Fourth Quarters of 2020

(unaudited)

	Three Months Ended September 30, 2020		Three Months Ended December 31, 2020
(in millions)	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated
Revenues
Total revenues and eliminations	$(95)	$699	$(124)	$723
Expenses
Total expenses and eliminations excluding special items	(139)	483	(93)	621
Special items	112	112	188	188
Total expenses and eliminations	(27)	595	95	809
Income (loss) from operations	(68)	104	(219)	(86)
Interest expense and other	(340)	(339)	(339)	(340)
Gain (loss) on sale of business	—	—	4,203	4,203
Net realized investment gains (losses)	27	42	2	44
Income (loss) before income taxes	(381)	(193)	3,647	3,821

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(5)	—	(4)
Net realized investment (gains) losses	(27)	(42)	(2)	(44)
Amortization of acquired intangible assets	—	3	—	6
Special items	112	112	(4,015)	(4,015)
Pre-tax adjusted loss from operations	$(296)	$(125)	$(370)	$(236)

16

Cigna Corporation

Restated Segment Results - Corporate and Other Operations

First and Second Quarters of 2020

(unaudited)

	Three Months Ended March 31, 2020		Three Months Ended June 30, 2020
(in millions)	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated
Revenues
Total revenues and eliminations	$(106)	$684	$(66)	$696
Expenses
Total expenses and eliminations excluding special items	(170)	407	(173)	430
Special items	153	153	130	130
Total expenses and eliminations	(17)	560	(43)	560
Income (loss) from operations	(89)	124	(23)	136
Interest expense and other	(393)	(393)	(377)	(377)
Debt extinguishment costs	(185)	(185)	(14)	(14)
Net realized investment gains (losses)	(4)	(37)	(1)	11
Loss before income taxes	(671)	(491)	(415)	(244)

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(5)	—	(5)
Net realized investment (gains) losses	4	37	1	(11)
Amortization of acquired intangible assets	1	5	2	7
Special items	338	338	144	144
Pre-tax adjusted loss from operations	$(328)	$(116)	$(268)	$(109)

17

Cigna Corporation

Restated Segment Results - Corporate and Other Operations

Years Ended December 31, 2020 and 2019

(unaudited)

	Year Ended December 31, 2020		Year Ended December 31, 2019
(in millions)	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated	Corporate and Other Operations as Previously Reported	Corporate and Other Operations as Restated
Revenues
Total revenues and eliminations	$(391)	$2,802	$1,594	$4,639
Expenses
Total expenses and eliminations excluding special items	(575)	1,941	1,243	3,665
Special items	583	583	840	840
Total expenses and eliminations	8	2,524	2,083	4,505
Income (loss) from operations	(399)	278	(489)	134
Interest expense and other	(1,449)	(1,449)	(1,677)	(1,678)
Debt extinguishment costs	(199)	(199)	(2)	(2)
Gain (loss) on sale of business	4,203	4,203	—	—
Net realized investment gains (losses)	24	60	66	62
Income (loss) before income taxes	2,180	2,893	(2,102)	(1,484)

Pre-tax adjustments to reconcile adjusted income (loss) from operations
Pre-tax (income) attributable to noncontrolling interests	—	(19)	—	(16)
Net realized investment (gains) losses	(24)	(60)	(66)	(62)
Amortization of acquired intangible assets	3	21	5	29
Special items	(3,421)	(3,421)	840	840
Pre-tax adjusted loss from operations	$(1,262)	$(586)	$(1,323)	$(693)

18

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2022

CIGNA CORPORATION

/s/ Brian C. Evanko
Brian C. Evanko
Executive Vice President and
Chief Financial Officer

19